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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K



                            CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 16, 1994
                                                  --------------------------

                       Lazare Kaplan International Inc.
- - ----------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


                                  Delaware
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               (State or other jurisdiction of incorporation)


          1-7848                                     13-2728690
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 (Commission File Number)                 (IRS Employer Identification No.)


          529 Fifth Avenue, New York, New York                    10017
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        (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code       212-972-9700
                                                   -------------------------



- - ----------------------------------------------------------------------------
        (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant

        On September 16, 1994, Deloitte & Touche LLP was dismissed as the Registrant's independent certified public accountants and Ernst & Young LLP was appointed in replacement thereof to serve as the Registrant's independent certified public accountants, effective as of September 16, 1994, for the balance of the Registrant's fiscal year ending May 31, 1995. In connection with the audits of the two most recent fiscal years of the Registrant and all subsequent interim periods preceding such dismissal, there was no disagreement between the Registrant and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their report on the financial statements for such periods. The reports of Deloitte & Touche LLP for such periods did not contain an adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope, or accounting principles. The decision to dismiss Deloitte & Touche LLP and to appoint Ernst & Young LLP as the Registrant's independent certified public accountants was unanimously approved by the Audit Committee of the Board of Directors of the Registrant.



Item 7. Financial Statements and Exhibits


(c) Exhibits

    Exhibit 16 - Letter of Deloitte & Touche LLP


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                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           LAZARE KAPLAN INTERNATIONAL INC.


                           BY: (s) Sheldon L. Ginsberg
                               ------------------------------
                                   Sheldon L. Ginsberg
                                   Vice President and
                                   Chief Financial Officer

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September 21, 1994


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549


Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Lazare Kaplan International Inc. dated September 16, 1994.


Yours truly,


[DELOITTE & TOUCHE LLP Signature]